EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Brent D. Lang, Chief Executive Officer of Vocera Communications, Inc. (the “Company”), and Justin R. Spencer, Chief Financial Officer of the Company, each hereby certifies that, to his knowledge:
1. The Company’s Quarterly Report on Form 10-K for the year ended December 31, 2020, to which this Certification is attached as Exhibit 32.01 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned have set their hands hereto as of the 25th day of February 2021.

/s/ Brent D. Lang	/s/ Justin R. Spencer
Brent D. Lang	Justin R. Spencer
Chief Executive Officer	Chief Financial Officer